As filed with the Securities and Exchange Commission on January 21, 1999

                                             1933 Act Registration No. 333-66181
                                             1940 Act Registration No. 811-09079

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [  X  ]

      Pre-Effective Amendment No. _____   [  1   ]


      Post-Effective Amendment No. _____  [      ]

                                            and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [  X  ]

      Amendment No. _____                       [  1   ]
                                                     ------

                        (Check appropriate box or boxes)

                         MORGAN KEEGAN SELECT FUND, INC.
               (Exact name of registrant as specified in charter)
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (901) 524-4100

                              ALLEN B. MORGAN, JR.
                               Morgan Keegan Tower
                            Memphis, Tennessee 38103
                     (Name and Address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000


Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement


      Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment that specifically states that such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

                             Morgan Keegan  Select Fund, Inc.

                            Contents of Registration Statement


This Registration Statement consists of the following papers and documents.

      Cover Sheet

      Contents of Registration Statement

      Cross Referenced Sheet

      Part A      -     Prospectus

      Part B      -     Statement of Additional Information

      Part C      -     Other Information

      Signature Page

      Exhibits

                         Morgan Keegan Select Fund, Inc.
                         Form N-1A Cross Reference Sheet


      PART A ITEM NO. AND CAPTION            PROSPECTUS CAPTION

1.    Front and Back Cover Page              Front and Back Cover Pages

2.    Risk/Return Summary:                   Overview; Who may want to invest;
      Investments, Risks, and Performance    Goals and Strategies; Portfolio
                                             Securities; Risk Factors; More
                                             About Risk; Other Securities and
                                             Risk; Other Investment Practices


3.    Risk/Return Summary:  Fee Table        Fees and Expenses of the Funds

4.    Investment Objectives, Principal       Overview; Who may want to invest;
      Investment Strategies, and Related     Goals and Strategies; Portfolio
      Risk                                   Securities; Risk Factors; More
                                             About Risk; Other Securities and
                                             Risk; Other Investment Practices

5.    Management's Discussion of             Risk Factors
      Fund Performance

6.    Management, Organization and           Fund's Management and Investment
      Capital Structure                      Adviser; Funds' Portfolio Manager

7.    Shareholder Information                Your Account; Buying Shares;
                                             Choosing a Share Class; Class
                                             Comparison; Rule 12b-1 Fees;
                                             Policies for  Buying   Shares;
                                             To Add to an Account; Buying
                                             Shares; Internet; Selling Shares;
                                             To  Sell Some  or  All of Your
                                             Shares; Account Policies;
                                             Distributions; Tax Considerations;
                                             Investor Services; Additional
                                             Policies;  For  Additional
                                             Information

8.    Distribution Arrangements              Rule 12b-1 fees; Funds' Distributor

9.    Financial Highlights Information        Not applicable

                                            Statement of Additional Information
PART B Item No. and Caption                 Caption
---------------------------                 -----------------------------------

10.   Cover Page and Table of Contents      Front Cover Page
                                            Table of Contents

11.   Fund History                          General Information

12.   Description of the Fund and Its       Investment Limitations and Policies;
      Investments and Risks                 Description of the Funds' Shares


13.   Management of the Fund                Directors and Officers; Investment
                                            Adviser

14.   Control Persons and Principal         Directors and Officers
      Holders of Securities


15.   Investment Advisory and Other         Investment Adviser; Distributor;
      Services                              Custodian, Transfer Agent, Dividend
                                            Disbursing Agent and Portfolio
                                            Accounting Service Agent


16.   Brokerage Allocation and Other        Portfolio Transactions and Brokerage
      Practices

17.   Capital Stock and Other Securities    Description of the Funds' Shares

18.   Purchase, Redemption, and Pricing     Additional   Information   on
      of Shares                             Redemptions; Valuation of  Shares;
                                            Purchase of Shares

19.   Taxation of the Fund                  Additional Tax Information

20.   Underwriters                          Distributor

21.   Calculation of Performance Data       Performance Information

22.   Financial Statements                  Not applicable

MORGAN KEEGAN INTERMEDIATE BOND FUND
A BOND FUND FOR INVESTORS WHO SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM INTERMEDIATE MATURITY, INVESTMENT GRADE BONDS.

MORGAN KEEGAN HIGH INCOME FUND
A BOND FUND FOR INVESTORS WHO CAN ACCEPT HIGHER RISK AND SEEK TO EARN A HIGHER LEVEL OF INCOME PRIMARILY FROM BELOW INVESTMENT GRADE BONDS.


PROSPECTUS
FEBRUARY 1, 1999


This prospectus has information about these funds you should know before you invest. For your own benefit and protection, please read it carefully before you invest, and keep it with your investment records for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MORGAN KEEGAN & COMPANY, INC.

                                Table of Contents
                                                                            Page


Overview.......................................................................1
  Fund Information Key.........................................................1
Who may want to invest.........................................................2
Morgan Keegan Intermediate Bond Fund...........................................3
  Goals and Strategies.........................................................3
  Portfolio Securities.........................................................3
  Risk Factors.................................................................3
  Fees and Expenses of the Fund................................................5
Morgan Keegan High Income Fund.................................................6
  Goals and Strategies.........................................................6
  Portfolio Securities.........................................................6
  Risk Factors.................................................................7
  Fees and Expenses of the Fund................................................8
Your Account...................................................................9
  Buying shares................................................................9
  Choosing a Share Class.......................................................9
  Class Comparison.............................................................9
  Policies for Buying Shares..................................................11
  To Add to an Account........................................................11
  Buying Shares...............................................................12
  Internet....................................................................12
  Selling Shares..............................................................12
  To Sell Some or All of Your Shares..........................................13
Account Policies..............................................................13
Additional Policies...........................................................14
Investor Services.............................................................14
Funds' Management and Investment Adviser......................................15
Funds' Portfolio Manager......................................................15
Funds'Distributor.............................................................16
Distributions.................................................................16
Tax Considerations............................................................16
More About Risk...............................................................17
  Other Securities and Risks..................................................17
  Other Investment Practices..................................................18
For Additional Information....................................................19
Account Application...........................................................20

OVERVIEW

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHICS OMITTED] GOALS AND STRATEGIES: The Fund's particular investment goals and the principal strategies it intends to follow in pursuing those goals.

[GRAPHICS OMITTED] PORTFOLIO SECURITIES: The primary types of securities in which the Fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[GRAPHICS OMITTED] RISK FACTORS: The major risk factors associated with the Fund.

[GRAPHICS OMITTED] EXPENSES: The overall costs borne by an investor in the Fund, including sales charges and annual expenses.

WHO MAY WANT TO INVEST

The Funds may be appropriate for investors who:


o    Are seeking monthly income
o Are seeking higher return than money market funds and are willing to accept the risk of loss of principal
o    Want to diversify their portfolios
o Are seeking a mutual fund for the income portion of an asset allocation portfolio
o    Are retired or nearing retirement


The Funds may NOT be appropriate for investors who:

o    Are seeking maximum return over a long time horizon
o    Require absolute stability of principal

Each Fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these Funds, be sure to read all risk disclosure carefully before investing

MORGAN KEEGAN INTERMEDIATE BOND FUND

GOALS AND STRATEGIES [GRAPHICS OMITTED]


The Fund seeks total return by primarily investing in investment grade, fixed income securities that Morgan Asset Management, Inc. (the "Advisor") believes offer attractive yield and capital appreciation potential. The Fund believes that over the long-term the primary component of total return will be derived from interest income and the secondary component will be derived from capital appreciation. To pursue these goals, the Fund will invest at least 65% of its total assets in investment grade, intermediate term maturity bonds (those bonds rated investment grade by at least one nationally recognized statistical rating organization with overall effective maturities of 1 to 10 years). The policy of the Fund is to keep the portfolio's average effective maturity between 3 and 10 years.

All securities purchased by the Fund will be rated, at the time of investment, at least BBB by at least one nationally recognized statistical rating organization ("NRSRO") including, but not limited to, Standard & Poor's Ratings Group and Moody's Investors Service, Inc. or, if unrated, will be determined by the Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

In managing the Fund's portfolio, the Adviser will focus on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser will invest in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. Similarly, the Adviser will sell securities that it believes no longer offer potentially better yield or total return than other available securities. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the Fund's assets "fully invested" (hold a minimal amount of cash reserves -- generally less than 10%) and to maintain a relatively stable average effective portfolio maturity.


PORTFOLIO SECURITIES [GRAPHICS OMITTED]

The Fund may invest in U.S. Government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest, and is obligated to repay the amount borrowed at maturity.

U.S. GOVERNMENT SECURITIES. These are high quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.


ASSET-BACKED SECURITIES represent interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.


RISK FACTORS [GRAPHICS OMITTED]

Investors should expect fluctuations in share price, yield and total return compared with less aggressive bond funds. Typically, a rise in interest rates causes a decline in market value of debt securities. The longer the Fund's average effective maturity, the more likely it is to be affected by a change in interest rates.

While bonds historically have been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down, which means that you could lose money.


Because different types of bonds tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other bond funds. In the long run, the Fund may produce more modest gains than riskier below investment grade and long term bond funds as a trade-off for potentially lower risk.

Investment grade debt securities have credit risk and their ratings are no guarantee that principal repayment or interest payments will be made. The rating agencies describe the lowest grade of investment grade bonds as having speculative characteristics. Moreover, in searching for attractive yields and capital appreciation, the Fund may invest up to 35% of its assets in below investment grade bonds, convertible securities and in common stocks, which could carry increased credit risk and price volatility.

To the extent that the Fund invests in asset-backed and mortgage-backed securities, it will also be subject to extension and prepayment risks. Extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's market value; and prepayment risk is the risk that unanticipated prepayments may occur during periods of falling interest rates, with the prepayments reinvested on behalf of the Fund at the lower prevailing interest rates.


No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises.


The Fund intends to keep invested at all times. Under adverse market conditions, this could have the effect of increasing an investor's risk of loss.


The Fund is newly organized and has no operating history prior to the date of this prospectus.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your
investment)                             Class A     Class C     Class I
--------------------------------------------------------------------------------

Maximum sales charge                    2.00%       0.00%       0.00%
(as a percentage of offering price)
Maximum deferred sales charge           0.00%       1.00%       0.00%
(as a percentage of the lesser of the
offering price or net asset value)


ANNUAL FUND OPERATING EXPENSES (expenses that
are deducted from Fund assets)          Class A     Class C     Class I
--------------------------------------------------------------------------------


Management fee                         0.40%       0.40%       0.40%
Distribution/service (12b-1) fees      0.25%       0.60%       0.00%
Other expenses(1)                      0.40%       0.40%       0.40%
                                       ----------------------------------
Total annual fund operating expenses(2)1.05%       1.40%       0.80%
                                       ==================================
Fee Waiver                             0.15%       0.15%       0.15%
                                       ==================================
Net Expenses:                          0.90%       1.25%       0.65%

(1) Because the Fund had no operations prior to the date of this prospectus, these are the expected expenses for its first year of operations.

(2) The Adviser has agreed to waive its fee and to reimburse the Fund for its first twelve months of operations to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 0.90% of net assets of Class A shares, 1.25% of net assets of Class C shares and 0.65% of net assets of Class I shares.


EXAMPLE  [GRAPHICS OMITTED]

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       Class A        Class C       Class I
                                     -------------------------------------------


1 Year                                    $290           $229          $67
1 Year (if shares are not redeemed)       $290           $129          $67

3 Years (whether or not                   $514           $431          $241
shares are redeemed)

MORGAN KEEGAN HIGH INCOME FUND

GOALS AND STRATEGIES   [GRAPHICS OMITTED]


The Fund seeks total return by primarily investing in below investment grade, fixed income securities that the Adviser believes offer attractive yield and capital appreciation potential. The Fund believes that over the long-term the primary component of total return will be derived from interest income and the secondary component will be derived from capital appreciation.

The Fund will invest primarily in debt securities rated below investment grade by S&P or Moody's or, if not rated, determined by the Adviser to be of comparable quality. Securities purchased by the Fund will be rated, at the time of investment, at least CCC by at least one NRSRO or, if unrated, is determined by the Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

In managing the Fund's portfolio, the Adviser will focus on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser will invest in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. Similarly, the Adviser will sell securities that it believes no longer offer potentially better yield or total return than other available securities. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the Fund's assets "fully invested" (hold a minimal amount of cash reserves -- generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The policy of the Fund is to keep the portfolio's average effective maturity between 3 and 15 years.


PORTFOLIO SECURITIES [GRAPHICS OMITTED]

Up to 100% of the Fund's total assets may consist of debt securities that are rated below investment grade and their unrated equivalents. Types of bonds include, but are not limited to, debentures, notes, convertible securities and preferred stocks of domestic and foreign corporations, and municipal and foreign government obligations.


BELOW INVESTMENT GRADE SECURITIES are securities which are rated below investment grade by at least one NRSRO or if unrated, are determined by the Adviser to be of comparable quality. These securities (sometimes referred to as "junk bonds") are described by the rating services to be speculative or have speculative elements (high in financial risk) that decrease the probability of future interest and principal payments by the issuer.


CONVERTIBLE SECURITIES are securities of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities.

PREFERRED STOCK are securities that provide the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, may not typically be accelerated in the event of default (such as the filing of a bankruptcy petition by the issuer).

MUNICIPAL SECURITIES consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. The interest on such securities is exempt from the federal income tax. Such securities may pay fixed, variable or floating rates of interest.


FOREIGN GOVERNMENT SECURITIES are debt obligations of foreign governments and governmental agencies, including those of emerging countries.

RISK FACTORS [GRAPHICS OMITTED]

This is an aggressive bond fund which has a significant degree of risk. Investors should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds.


Below investment grade securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Below investment grade securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for, or to sell, these securities.

The default rate of below investment grade securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur more often during economic recessions or periods of high interest rates.

Typically, a rise in interest rates causes a decline in market value of debt securities. The longer the Fund's average effective maturity, the more likely it is to be affected by a change in interest rates. To the extent that the Fund invests in asset-backed and mortgage-backed securities, it may also be subject to extension and prepayment risks. Extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's market value; and prepayment risk is the risk that unanticipated prepayments may occur during periods of falling interest rates, with the prepayments reinvested on behalf of the Fund at the lower prevailing interest rates.


Investments in foreign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the foreign debt may be unwilling or unable to pay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of default. A foreign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its currency reserves, the availability of sufficient foreign exchange, political and economic constraints.

While bonds historically have been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down, which means that you could lose money.


The Fund intends to keep invested at all times. Under adverse market conditions, this strategy could have the effect of increasing an investor's risk of loss.


The Fund is newly organized and has no operating history prior to the date of this prospectus.

FEES AND EXPENSES OF THE FUND [GRAPHICS OMITTED]

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly
from your investment)                  Class A     Class C     Class I
--------------------------------------------------------------------------------


Maximum sales charge                   2.50%       0.00%       0.00%
(as a percentage of offering price)
Maximum deferred sales charge          0.00%       1.00%       0.00%
(as a percentage of the lesser of the
offering price or net asset value)



ANNUAL FUND EXPENSES (expenses that
are deducted from Fund assets)            Class A     Class C     Class I
--------------------------------------------------------------------------------

Management fee                            0.75%       0.75%       0.75%
Distribution/service (12b-1) fees         0.25%       0.75%       0.00%
Other expenses(1)\                        0.40%       0.40%       0.40%
                                         ----------------------------------
Total annual fund operating expenses(2)   1.40%       1.90%       1.15%
                                          ==================================
Fee Waiver                                0.15%       0.15%       0.15%
                                          ==================================
Net Expenses:                             1.25%       1.75%       1.00%

(1) Because the Fund had no operations prior to the date of this prospectus, these are the expected expenses for its first year of operations.

(2) The Adviser has agreed to waive its fee and to reimburse the Fund for its first twelve months of operations to the extent its annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 1.25% of net assets of Class A shares, 1.75% of net assets of Class C shares and 1.00% of net assets of Class I shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       Class A        Class C       Class I
                                    -------------------------------------------


1 Year                                   $375           $278          $102
1 Year (if shares are not redeemed)      $375           $178          $102
3 Years (whether or not                  $669           $584          $352
shares redeemed)

YOUR ACCOUNT

BUYING SHARES [GRAPHICS OMITTED]


If you are buying shares through a Morgan Keegan & Company ("Morgan Keegan") broker, he or she can assist you with all phases of your investment.


MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES:

o     $1,000
o     $250 for Individual Retirement Accounts

MINIMUM ADDITIONAL INVESTMENTS:

o     $50 for any account

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To buy shares without the help of a Morgan Keegan broker, please use the instructions on these pages.

CHOOSING A SHARE CLASS

Each fund offers three share classes. Each class has its own expense structure.


Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount OR if you plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C shares.


Class I shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

CLASS COMPARISON

CLASS A-FRONT LOAD


o Initial sales charge of 2.00% for the Morgan Keegan Intermediate Bond Fund and 2.50% for the Morgan Keegan High Income Fund (in either case, as a percentage of offering price which includes the sales load); see schedule below.
o Lower sales charges for larger investments of $50,000 or more; no sales charge for purchases of $1 million or more.
o Low or no sales charge for certain wrap-fee programs and other sponsored arrangements.
o Lower annual expenses than Class C shares due to lower distribution/service (12b-1) fee of 0.25%.
o "Right of accumulation" allows you to determine the applicable sales load on a purchase by including the value of your existing Morgan Keegan Fund investments as part of your current investment.
o "Letter of intent" allows you to count all investments in this or other Morgan Keegan Funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

--------------------------------------------------------------------------------
                      Morgan Keegan Intermediate Bond Fund

--------------------------------------------------------------------------------
                              Class A Sales Charge

--------------------------------------------------------------------------------

                                                                   As a % of net
Your investment            As of % of offering price             amount invested
--------------------------------------------------------------------------------
up to $49,999                       2.00%                               2.04%
$50,000 to $99,999                  1.75%                               1.78%
$100,000 to $249,999                1.50%                               1.52%
$250,000 to $499,999                1.00%                               1.01%
$500,000 to $999,999                0.75%                               0.76%
$1 million and over                 0.00%                               0.00%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         Morgan Keegan High Income Fund

--------------------------------------------------------------------------------
                              Class A Sales Charge

--------------------------------------------------------------------------------

                                                                   As a % of net
Your investment            As of % of offering price             amount invested
--------------------------------------------------------------------------------
up to $49,999                       2.50%                               2.56%
$50,000 to $99,999                  2.25%                               2.30%
$100,000 to $249,999                1.75%                               1.78%
$250,000 to $499,999                1.25%                               1.27%
$500,000 to $999,999                1.00%                               1.01%
$1 million and over                 0.00%                               0.00%
--------------------------------------------------------------------------------


CLASS C -- LEVEL LOAD

o  No initial sales charge.

o Deferred sales charge of 1% of the lesser of the purchase price of the shares or their net asset value at the time of redemption, payable by you if you sell shares within one year of purchase. In the event of a partial redemption, the deferred sales charge will be applied to the oldest shares held first.
o Annual distribution/service (12b-1) fee of 0.60% for the Morgan Keegan Intermediate Bond Fund and 0.75% for the Morgan Keegan High Income Fund.


CLASS I -- NO LOAD

o  No sales charges of any kind.
o No distribution/service (12b-1) fees; annual expenses are lower than other share classes.
o Available only to certain retirement accounts, advisory accounts of the investment manager and broker special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information).

RULE 12B-1 FEES

Each Fund has adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of the Class A and C shares; and because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

POLICIES FOR BUYING SHARES

Once you have chosen a share class, complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.


TIMING OF REQUESTS. All requests received by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price. To purchase shares at the next computed net asset value an investor must submit an order to Morgan Keegan by completing the enclosed purchase application and sending it along with a check to Morgan Keegan at the address listed in the application or through a pre-authorized check or transfer plan offered by other financial institutions.


PURCHASES BY CHECK. Complete the enclosed purchase application. Forward your application, with all appropriate sections completed, along with a check for your initial investment payable to your Morgan Keegan broker or Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

Call your Morgan Keegan broker or Morgan Keegan at 800-366-7426 or visit our web site at www.morgankeegan.com.

TO ADD TO AN ACCOUNT

BY PHONE:

Contact Morgan Keegan at 800-366-7426.

BY CHECK:

Fill out the investment stub from an account statement, or indicate the Fund name and share class on your check. Make checks payable to "Morgan Keegan". Mail the check and stub to Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

SYSTEMATIC INVESTMENT:

Call Morgan Keegan to verify that systematic investment is in place on your account, or to request a form to add it. Investments are automatic once this is in place.

Call your Morgan Keegan broker or Morgan Keegan at 800-366-7426 or visit our web site at www.morgankeegan.com.

BUYING SHARES [GRAPHICS OMITTED]

THROUGH A FINANCIAL PROFESSIONAL

BY MAIL Send a completed purchase application to Morgan Keegan at the address at the bottom of this page. Specify the Fund, the share class, the account number and the dollar value or number, if any, of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE As long as the transaction does not require a written request, you or your financial professional can buy shares by calling Morgan Keegan at 800-366-7426. A confirmation will be mailed to you promptly. Purchase requests, where the investor making the request does not currently have an account with Morgan Keegan, must be made by written application and be accompanied by a check to Morgan Keegan.

BY EXCHANGE    Read  the  prospectus for the Fund into which you are exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   web   site   at
www.morgankeegan.com. All exchanges will be made by telephone.

BY SYSTEMATIC INVESTING  See plan information on page 14.

MORGAN KEEGAN & CO., INC.
50 North Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, central time)

INTERNET

www.morgankeegan.com

SELLING SHARES

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

o  You are selling more than  $100,000  worth of shares
o  The name or address on  the account has changed within the last 30 days
o You want the proceeds to go to a name or address not on the account registration
o You are transferring shares to an account with a different registration or share class
o You are selling shares held in a corporate or fiduciary account; for these accounts additional documents are required:

   CORPORATE ACCOUNTS: certified copy of a corporate resolution
   FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document


To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.


TIMING OF REQUESTS All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the payment for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date (in rare cases, longer). Any delay would occur only when it cannot be determined that payment has cleared.

TO SELL SOME OR ALL OF YOUR SHARES [GRAPHICS OMITTED]

THROUGH A FINANCIAL PROFESSIONAL    Contact your Morgan Keegan broker.

BY MAIL Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to Morgan Keegan at the address at the bottom of this page. Specify the Fund, the share class, the account number and the dollar value or number of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE As long as the transaction does not require a written request (see facing page), you or your financial professional can sell shares by calling Morgan Keegan at 800-366-7426. A check will be mailed to you on the following business day.

BY EXCHANGE   Read  the  prospectus for the Fund into  which you are exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   web   site   at
www.morgankeegan.com. All exchanges may be made by telephone.

BY SYSTEMATIC WITHDRAWAL      See plan information on page 14.

MORGAN KEEGAN & CO., INC.
50 North Front Street
Memphis, TN 38103

Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., Business Days, central time)

INTERNET
www.morgankeegan.com

ACCOUNT POLICIES

THE  FUNDS'  BUSINESS  HOURS   The Funds  are  open  the  same  days as the NYSE
(generally Monday through Friday). Representatives of the Funds are available normally from 8:30 a.m. to 4:30 p.m. central time on these days.


CALCULATING SHARE PRICE The offering price of a share is its net asset value plus a sales charge, if applicable. Each Fund calculates the net asset value for each class of shares (NAV) every business day at the close of regular trading on the NYSE (usually 4:00 p.m. eastern time) by subtracting the liabilities attributable to shares from the total assets attributable to such shares and dividing the result by the number of shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless conditions otherwise indicate. When the Funds believe that a market quote does not reflect a security's true value, the Funds may substitute for the market quote a fair value estimate made according to methods approved by the Board of Directors.

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your financial professional can also use these privileges to request exchanges on your account, and with your written permission, redemptions.


As long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The Funds may suspend or eliminate the telephone privilege at any time. The Funds will provide 7 days' prior notice before suspending or eliminating telephone privileges.


EXCHANGE PRIVILEGES There is no fee to exchange shares between the Funds or to exchange Class A shares of either Fund for shares of Morgan Keegan Southern Capital Fund. Your new Fund shares will be the same class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.


Frequent exchanges can interfere with Fund management and drive up costs for all shareholders. Because of this, the Funds currently limit each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The Funds may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The Funds will provide 7 days' prior notice before suspending or eliminating exchange privileges.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500, Morgan Keegan may mail you a notice asking you to bring the account back up to $500 or close it out. If you do not take action within 60 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell Class A shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into Class A Shares of either Fund or Morgan Keegan Southern Capital Fund at net asset value, without payment of a sales charge.

ADDITIONAL POLICIES

Please note that the Funds maintain additional policies and reserve certain rights, including:

The Funds may vary their initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

All orders to purchase shares are subject to acceptance by the Funds.

At any time, the Funds may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to Morgan Keegan promptly.

Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM (SIP). Use SIP to set up regular automatic investments in a Fund from your bank account. You determine the frequency and the amount of your investments, and you can skip an investment with three days notice. Not available with Class I shares.

SYSTEMATIC WITHDRAWAL PLAN. This plan is designated for retirees and other investors who want regular withdrawals from a Fund account. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN. This plan automatically invests your distributions from the Fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION. This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

AUTOMATED INVESTMENTS OR WITHDRAWALS. Set up regular investments or withdrawals to suit your needs and let Morgan Keegan do the work for you.

MOVE MONEY BY PHONE. Designate this on your application and you can move money between your bank account and your Morgan Keegan account with a phone call.

DIVIDEND REINVESTMENT. Have your dividends automatically reinvested at no sales charge.

EXCHANGES. It's easy to move money from one Fund to the other or the Morgan Keegan Southern Capital Fund, with no exchange fees. (Exchange privilege may be changed or discontinued at any time.) Call 800-366-7426 or visit our Web site at www.morgankeegan.com


OPENING a regular investment or a tax-deferred retirement account at Morgan Keegan is easy. Your financial professional can help you determine if this Fund is right for you. He or she is trained to understand investments and can help speed the application process.


TAKE ADVANTAGE of everything your financial professional and Morgan Keegan have to offer. The services described on this page can make investing easy for you. And your financial professional can be a valuable source of guidance and additional services, for planning your investments and for keeping them on track with your goals.

Morgan Keegan also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call
800-366-7426 for information on retirement plans or any of the services described above.

FUNDS' MANAGEMENT AND INVESTMENT ADVISER

The Funds are managed by Morgan Asset Management, Inc., 50 North Front Street, Memphis, TN 38103. Pursuant to an advisory agreement (the "Advisory Agreement"), the Adviser is responsible for the investment management of the Funds, including responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Morgan Keegan Intermediate Bond Fund pays the Adviser an advisory fee equal to an annual rate of 0.40% of its daily net assets; and Morgan Keegan High Income Fund pays the Adviser an advisory fee equal to an annual rate of 0.75% of its average daily net assets. Founded in 1986, the Adviser is a wholly owned subsidiary of Morgan Keegan, Inc. The Adviser has, as of December 31, 1998, more than $1.5 billion in total assets under management.

FUNDS' PORTFOLIO MANAGER [GRAPHICS OMITTED]

James C. Kelsoe, CFA, is the Chief Fixed Income Investment Officer of the Adviser, a position he has held since 1991. He joined Morgan Keegan in 1991 and has been in the investment business since 1986.

FUNDS' DISTRIBUTOR

Morgan Keegan & Company, Inc., one of the nation's largest independent regional financial services firms, acts as the distributor of the Funds' shares. It also is a wholly owned subsidiary of Morgan Keegan, Inc.


DISTRIBUTIONS

INCOME AND CAPITAL GAIN DISTRIBUTIONS. Each Fund distributes its net investment income and net capital gain to shareholders. Using projections of its future income, each Fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed annually.

You may have your distributions reinvested in shares of the Fund or credited to your brokerage account or mailed out by check. If you do not give Morgan Keegan other instructions, your distributions will automatically be reinvested in shares of the Fund.

TAX CONSIDERATIONS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. In general, any dividends and net short-term capital gain distributions you receive from the Funds are taxable as ordinary income. Distributions of other capital gains are generally taxable as long-term capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, your Fund will send you information detailing the amount of dividends and net capital gain distributed to you for the previous year.


The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange is the same as a sale.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing in a large amount in a Fund close to the end of its fiscal year (if a Fund makes a capital gain distribution, you will receive some of your investment back as a taxable distribution), or
o Selling shares of a Fund at a loss for tax purposes and reinvesting in shares of that Fund 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss).


Your investment in the Funds could have additional tax consequences. Please consult your tax professional for assistance.


BACKUP WITHHOLDING By law, the Funds must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

MORE ABOUT RISK

OTHER SECURITIES AND RISKS

Each of the Funds' portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the Funds' descriptions. Below are brief descriptions of other securities and practices, along with their associated risks.

DERIVATIVES, a category that includes options and futures, are financial instruments whose value derives from another security, index or physical commodity. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). Each Fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to a Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.


EFFECTIVE MATURITY is the calculated maturity based on analytical factors that estimate the actual expected return of principal rather than the stated final maturity date. For example, a mortgage-backed bond may have a 30-year stated final maturity. However, given the expected periodic principal prepayments of that bond, the effective maturity may be 10 years rather than the stated 30 years. The average effective maturity is the dollar-weighted average of effective maturities of the securities in the Fund's portfolio.


FOREIGN INVESTMENTS The Morgan Keegan High Income Fund may invest up to 20% of its assets in foreign securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The Fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them are less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INTERMEDIATE TERM MATURITY BONDS. Bonds (debt) that have average maturities generally ranging from 1 to 10 years. These bonds normally offer higher yields but less price stability than short term bonds and offer greater price stability but lower yield than long term bonds.

INVESTMENT GRADE BONDS. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to determine fair value, which means that their valuation (and, to a smaller extent, the valuation of the Fund) may have a subjective element.

TEMPORARY INVESTMENTS For liquidity and flexibility, each Fund may invest in investment grade, short term securities. In unusual market conditions, each Fund may invest more assets in these securities temporarily as a defensive tactic.

TOTAL RETURN is composed of the income received on the securities held by the Fund and either capital appreciation or depreciation of those securities.


YEAR 2000 ISSUES Like other mutual funds, the Funds could be affected by problems relating to the ability of computer systems to recognize the year 2000. The Funds' are taking steps to ensure that its computer systems are compliant with Year 2000 issues and to determine that the systems used by its major service providers are also compliant. At the same time, it is impossible to know whether these problems, which could disrupt Funds' operations and investments if uncorrected, have been adequately addressed until the dates in question arrive.


ZERO COUPONS A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to a Fund, and the Fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Fund to liquidate portfolio securities at a disadvantageous time.

OTHER INVESTMENT PRACTICES.

Each Fund may invest some assets in foreign currencies. It may also sell short, lend securities or purchase on a when-issued basis. These practices are used primarily to hedge a Fund's portfolio but may be used to increase returns; however such practices sometimes may reduce returns or increase volatility.

FOR ADDITIONAL INFORMATION


A Statement of Additional Information ("SAI"), dated February 1, 1999, containing further information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference in this prospectus. A copy of the SAI may be obtained, without charge:


     o     from your Morgan Keegan broker;

     o     by calling Morgan Keegan at 800-366-7426;

     o     by writing to Morgan Keegan at the address noted below; or

     o     by accessing the web site maintained by the SEC (http://www.sec.gov).




Information about the Funds (including the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for further information), or may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. All shareholder inquiries can be made by contacting Morgan Keegan at the address listed below:


                          Morgan Keegan & Company, Inc.
                              50 North Front Street
                                Memphis, TN 38102



















Investment Company Act File No. 811-09079.

                         MORGAN KEEGAN SERIES FUND, INC.

ACCOUNT APPLICATION

Do not use this Application for IRA or Keogh Plans.
For special forms or if you need assistance completing this Application, Please call your Morgan Keegan broker or Morgan Keegan at 1-800-366-7426.

Please print all items except signatures.

Please use blue or black ink only.

1.    FUND CHOICE

___   Morgan Keegan Intermediate Bond Fund

      ___ Class A
      ___ Class C
      ___ Class I

___   Morgan Keegan High Income Fund

      ___ Class A
      ___ Class C
      ___ Class I

If you choose to invest in both funds initially, please indicate the total purchase amount and how you wish to have your initial investment split among the funds.

$_____________Total Investment. Please split the total as follows:

$ __________________ to the Morgan Keegan Intermediate Bond Fund.

      ___ Class A
      ___ Class C
      ___ Class I

$____________________ to the Morgan Keegan High Income Fund

      ___ Class A
      ___ Class C
      ___ Class I


2.    ACCOUNT REGISTRATION (PLEASE CHOOSE ONE)

/ /   Individual or Joint Account*


--------------------------------------------------------------------------------
Owner's name (first, middle initial, last) and

--------------------------------------------------------------------------------
Joint owner's name (first, middle initial, last)

*Joint tenancy with right of survivorship presumed, unless otherwise indicated.

OR

/ /   UNIFORM GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)

________________________________________________________________as custodian for
Custodian's name (first, middle initial, last - one custodian only)

________________________________________________________________________________
Minor's name (first, middle initial, last - one minor only)

____________________________________________Uniform Gifts/Transfers to Minor Act
State

_______/______/________
Minor's date of birth

OR

/ /   TRUST

___________________________________________________________________As trustee(s)
of
Trustee(s) name

______________________________________________________________for the benefit of
Name of trust agreement
                                      dated

________________________________________________________________________________
Beneficiary's name (if applicable)                       Date of trust agreement

For Trust Accounts, a Multi-Purpose Certification form may be required to authorize redemptions and add privileges. Please call your Morgan Keegan broker or Morgan Keegan Fund Services at 1-800-366-7426 to determine if a Multi-Purpose Certification Form is required.

OR

/ /   CORPORATION, PARTNERSHIP, ESTATE OR OTHER ENTITY


________________________________________________________________________________
Name of Corporation, Partnership, Estate or Other Entity


________________________________________________________________________________
Type of Entity

For Corporation, Partnership, Estate or other Entities, a Multi-Purpose Certification Form is required to authorize redemptions and add privileges. If you have any questions please call your Morgan Keegan broker or Morgan Keegan Fund Services at 1-800-366-7426.

3.    ADDRESS

--------------------------------------------------------------------------------
Street or P.O. Box                                    Apt. No.


--------------------------------------------------------------------------------
City              State                   Zip Code
(      )                           (      )

--------------------------------------------------------------------------------
Daytime phone number                      Evening phone number

If you are not a citizen or resident alien of the U.S., please specify country of permanent residence.


--------------------------------------------------------------------------------
Country of permanent residence


4.    SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER

[-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----]

o      INDIVIDUAL ACCOUNTS Specify the Social Security number of the owner.
o *JOINT ACCOUNTS Specify the Social Security number of the first named owner.
o Uniform Gifts/Transfers to Minors accounts Specify the minor's Social Security number.
o Corporations, Partnerships, Estates, Other Entities or Trust accounts Specify the Taxpayer Identification Number of the legal entity or organization that will report income and/or gains resulting from your investments in the fund.


*In addition to the above, Joint accounts must ALSO specify the Social Security number of the second named owner here.

[-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----]

5.    INVESTMENT METHOD (MINIMUM INVESTMENT: $1,000)

/  /  CHECK

Enclosed is a check payable to Morgan Keegan. (Neither initial nor subsequent investments should be made by third party check.)

For $
-----
________________________________________________________________________________
             Amount


6.    DIVIDEND AND CAPITAL GAIN OPTIONS
CHECK ONE ONLY. IF YOU DO NO CHECK ONE OF THE FOLLOWING OPTIONS, ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS WILL BE REINVESTED.

___   Reinvest all dividends and capital gain distributions.

___   Pay all dividends and capital gain distributions by check.

___   Pay all dividends by check and reinvest all capital gain distributions.

7.    SYSTEMATIC INVESTMENT PLAN (SIP)
PERMITS  YOU  TO  PURCHASE   SHARES   AUTOMATICALLY   ON  A  REGULAR   BASIS  BY
ELECTRONICALLY TRANSFERRING A SPECIFIED DOLLAR AMOUNT FROM YOUR BANK ACCOUNT TO YOUR MORGAN KEEGAN FUNDS MUTUAL FUND ACCOUNT.

___   Yes, I (we) want the Morgan Funds Systematic Investment Plan (SIP)

You must attach a voided check to this Application. Money will be transferred only from the bank account indicated on the voided check.

Check the day of the month most convenient for you to have your bank account debited. You can invest once or twice a month ($250 minimum investment(s).

___  1st         ___  15th         ___  both dates

Amount you would like to invest each time:  $______________

8.    TELEPHONE PRIVILEGES

TELEPHONE REDEMPTION permits redemption proceeds paid by check, payable to your account's registration and mailed to your account's address.

TELEPHONE EXCHANGE permits exchanges by telephone among certain Morgan Keegan Series Funds and the Morgan Keegan Southern Capital Fund with the same registration.

Please check one: I (we) do ___, do not ____ want the TELEPHONE REDEMPTION privilege.
Please check one: I (we) do ___, do not ____ want the TELEPHONE EXCHANGE privilege.

9. OPTIONAL INFORMATION (we are required by the National Association of Securities Dealers, Inc. to request this information).


--------------------------------------------------------------------------------
Owner's occupation                                         Owner's date of birth


--------------------------------------------------------------------------------
Owner's employer's name


--------------------------------------------------------------------------------
Owner's employer's address


--------------------------------------------------------------------------------
Joint owner's occupation                             Joint owner's date of birth


--------------------------------------------------------------------------------
Joint owner's employer's name


--------------------------------------------------------------------------------
Joint owner's employer's address


--------------------------------------------------------------------------------
Signature and Taxpayer Identification Number Certification

By signing below, you certify and agree that:

You have received a current Fund Prospectus and agree to its terms. It is your responsibility to read the Prospectus of any Fund into which you may exchange. You have full authority and are of legal age to buy and redeem shares (custodians certify they are duly authorized to act on behalf of the investors).

The Fund's Transfer Agent, Morgan Keegan, Morgan Keegan Series Fund, Inc., Morgan Keegan Southern Capital Fund, Inc., Morgan Asset Management, Inc., any affiliate and/or any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions or inquiries reasonably believed to be genuine.

You understand that mutual fund shares are not deposits or obligations of, or guaranteed by, any bank, the U.S. Government or its Agencies, and are not Federally Insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other Agency. The net asset value of funds of this type will fluctuate from time to time.

Taxpayer Identification Number Certification


The IRS requires all taxpayers to write their Social Security number or other Taxpayer Identification Number in Section 4 of this Application and sign this Certification. Failure by a non-exempt taxpayer to give us the correct Social Security number or Taxpayer Identification Number will result in the withholding of 31% of all taxable dividends and other distributions paid to your account and proceeds from redemptions of your shares (referred to as "backup withholding").


Understanding penalties of perjury, you certify that:


The Social Security Number or other Taxpayer Identification Number on this Application is correct and You are not subject to backup withholding because a) you are exempt from backup withholding; b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding; or c) the IRS has notified you that you are no longer subject to backup withholding.



THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

PLEASE SIGN HERE:

X_______________________________________________________________________________
Owner or Custodian

Joint owner (if any), Corporate officer, Partner, Trustee, etc.

Date              Title



Mailing Instructions
Please mail the application to:

Your Morgan Keegan broker.

Or

Morgan Keegan Select Fund, Inc.
50 North Front Street
Memphis, TN 38103

THIS APPLICATION MUST BE FILED WITH THE TRANSFER AGENT BEFORE ANY REDEMPTION REQUEST CAN BE HONORED.

YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT RECEIVED, SHARES PURCHASED AND PRICE PAID PER SHARE.

Please do not complete

Account Number _____________________________          Rep Number________________

                         MORGAN KEEGAN SELECT FUND, INC.


                      Morgan Keegan Intermediate Bond Fund
                         Morgan Keegan High Income Fund

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (800) 366-7426


                       STATEMENT OF ADDITIONAL INFORMATION




      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1999, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc. ("Morgan Keegan"), the distributor of the Funds by writing to the above address or by calling the toll-free number listed above.



                     --------------------------------------




                                February 1, 1999

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................2
INVESTMENT LIMITATIONS AND POLICIES..........................................2
ADDITIONAL TAX INFORMATION..................................................19
  General...................................................................20
  Dividends and Other Distributions.........................................20
  Income from Foreign Securities............................................21
  Hedging Strategies........................................................22
  Original Issue Discount Securities........................................24
ADDITIONAL INFORMATION ON REDEMPTIONS.......................................24
VALUATION OF SHARES.........................................................24
PURCHASE OF SHARES..........................................................25
  Class A Shares............................................................25
  Class C Shares............................................................25
  Class I Shares............................................................26
PERFORMANCE INFORMATION.....................................................26
  Total Return Calculations.................................................26
  Other Information.........................................................27
TAX-DEFERRED RETIREMENT PLANS...............................................28
  Individual Retirement Accounts - IRAs.....................................28
  Self-Employed Individual Retirement Plans - Keogh Plans...................28
  Simplified Employee Pension Plans - SEPPS and Savings Incentive Match
  Plans for Employees - SIMPLES.............................................29
DIRECTORS AND OFFICERS......................................................29
INVESTMENT ADVISER..........................................................30
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................31
DISTRIBUTOR.................................................................33
DESCRIPTION OF THE FUNDS'SHARES.............................................34
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PORTFOLIO
ACCOUNTING SERVICE AGENT....................................................35
LEGAL COUNSEL...............................................................36
CERTIFIED PUBLIC ACCOUNTANTS................................................36
FINANCIAL STATEMENTS........................................................36


Dated:  February 1, 1999

                               GENERAL INFORMATION



      The Morgan Keegan Select Fund, Inc., is an open-end investment management company (the "Company") organized as a Maryland corporation on October 27, 1998. The Morgan Keegan Intermediate Bond Fund ("Intermediate Fund") and the Morgan Keegan High Income Fund ("High Income Fund") (each a "Fund," and collectively the "Funds") are diversified series of the Company. Each Fund has its own investment objective and policies as described in the Funds' Prospectus. Each Fund offers three classes of shares: Class A shares, Class C shares and Class I shares.



                       INVESTMENT LIMITATIONS AND POLICIES



      The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of a Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

      Each Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.


      INVESTMENT LIMITATIONS OF THE FUNDS

      THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:


      (1)   issue senior securities, except as permitted under the 1940 Act;

      (2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation and will not purchase securities when borrowing exceed 5% of its total assets;

      (3) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in the disposition of restricted securities;

      (4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

      (7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.


      THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL. EACH FUND:

      (1) may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

      (2) may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;


      (3) may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3));

      (4) may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued; and

      (5) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


      With respect to limitation (4), if through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

      The following pages contain more detailed information about types of instruments in which each Fund may invest, strategies the Adviser may employ in pursuit of each Fund's investment objective, and a summary of related risks. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Funds achieve their goals.

      ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.


      MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security receives interest payments from the same underlying mortgage.


      The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.

      CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares, which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.

      CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

      LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.

      The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower quality debt securities.

      Since the risk of default is higher for lower-quality debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

      U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks. Stripped Government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.

      Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

      MUNICIPAL OBLIGATIONS. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or facility being financed. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities. In addition, certain types of IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

      FOREIGN SECURITIES (HIGH INCOME FUND). Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

      Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.


      It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter ("OTC") markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.


      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

      Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

      FOREIGN CURRENCY TRANSACTIONS (HIGH INCOME FUND). The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objective.

      The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

      A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

      The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

      Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

      Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

      INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

      Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

      Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

      VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

      ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating each Fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

      FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, OTC Options, Futures Contracts, Futures Margin Payments, Options and Futures Relating to Foreign Currencies, and Swap Agreements.

      ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of each Fund's assets could impede portfolio management or each Fund's ability to meet redemption requests or other current obligations.

      PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, each Fund will be required to make margin payments to an FCM as described above for futures contracts.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases

      Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


      OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.


      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.


      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and option premiums.


      In addition, each Fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

      The limitations below on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match each Fund's current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in each Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

       There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, each Fund's access to other assets held to cover its options or futures positions could also be impaired.

      OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES (HIGH INCOME FUND). Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

      The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

      SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

      In a typical cap or floor agreement one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the High Income Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Adviser determines the liquidity of each Fund's investments and, through reports from the Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of each Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

      Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the Funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors.

      Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, each Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Funds' policies regarding the quality of debt securities.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Adviser uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

      Each Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the Funds' investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Funds the direct debtor-creditor relationship with the borrower, SEC interpretations require the Funds, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a Fund in connection with bankruptcy proceedings), each Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover their obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

      DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Funds may receive fees or price concessions for entering into delayed-delivery transactions.

      When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with each Fund's investments. If each Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each Fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

      Each Fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

      SECURITIES LENDING. Each Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

      The Adviser understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

      Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

      SHORT SALES. A Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Adviser anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

      When a Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

      SOURCES OF CREDIT OR LIQUIDITY SUPPORT. The Adviser may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, the Adviser will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.

      LEVERAGE. The use of leverage by each Fund creates an opportunity for increased net income and capital growth for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Each Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for a Fund including the likelihood of greater volatility of net asset value and market price of the shares and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to a Fund. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it deems such action to be appropriate under the circumstances. Certain types of borrowings by a Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. A Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the corporate debt securities or preferred shares purchased by a Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Fund in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

      YEAR 2000 RISKS. Like other financial and business organizations, the Funds could be adversely affected if computer systems on which they rely do not properly process date-related information and data involving the years 2000 and after. The Adviser is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that comparable steps are being taken by each Fund's other major service providers. The Adviser also attempts to evaluate the potential impact of this problem on the issuers of investment securities that each Fund purchases. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

      Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.


                           ADDITIONAL TAX INFORMATION

      The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.

GENERAL


Each Fund (which is treated as a separate corporation for federal tax purposes) intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain plus, in the case of the High Income Fund, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of the quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.



DIVIDENDS AND OTHER DISTRIBUTIONS


      A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions by each Fund of net capital gain do not qualify for the dividends-received deduction.

      Dividends or other distributions declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on

December 31 if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.


      A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase Fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

REDEMPTIONS


A redemption of a Fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of either Fund for shares of the other Fund or Morgan Keegan Southern Capital Fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of a Fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of that Fund or acquires Class A shares of the other Fund or the Morgan Keegan Southern Capital Fund without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.


      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.



INCOME FROM FOREIGN SECURITIES


      Dividends and interest received on foreign securities by the High Income Fund, and gains it realizes thereon, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the High Income Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the High Income Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If the High Income Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The High Income Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The High Income Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the securities and (3) that are attributable to fluctuations in exchange rates that occur between the time the High Income Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the High Income Fund's investment company taxable income to be distributed to its shareholders.



HEDGING STRATEGIES


      The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Certain futures and foreign currency contracts in which a Fund may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by a Fund, without in either case increasing the cash available to the Fund.


      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.


      If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT SECURITIES


      A Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because a Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.



                      ADDITIONAL INFORMATION ON REDEMPTIONS

      Suspension of the right of redemption, or postponement of the date of payment, may be made (1) for any periods when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by each Fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the Funds' investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the Funds' shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

      Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Funds' per share net asset value. However, each Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the Fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).


                               VALUATION OF SHARES

      Net asset value of each Fund's share will be determined daily as of the close of the NYSE, on every day that the NYSE is open for business, by dividing the value of the total assets of the Fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days when the NYSE is closed. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas. Securities owned by each Fund for which market quotations are readily available will be valued at current market value, or, in their absence, at fair value as determined under procedures adopted by the Funds' Board of

Directors. Securities traded on an exchange or NASD National Market System securities (including debt securities) will normally be valued at their last sale price. Other over-the-counter securities (including debt securities), and securities traded on exchanges for which there is no sale on a particular day (including debt securities), will be valued by a method which the Funds' Board of Directors believes accurately reflects fair value.

      Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign currencies from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Directors.

      Futures contracts and options are valued on the basis of market quotations, if available. Premiums received on the sale of call options are included in the Funds' net asset value, and the current market value of options sold by the Funds will be subtracted from net assets. Securities of other open-end investment companies are valued at their respective net asset values.


                               PURCHASE OF SHARES


CLASS A SHARES

      Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distribution.


CLASS C SHARES

      Class C shares are offered on a continuous basis at a price equal to their net asset value. Class C shares that are redeemed within one year of purchase are subject to a contingent deferred sales charge ("CDSC") charged as a percentage of the dollar amount subject thereto. [In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.] Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.

CLASS I SHARES

      Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or CDSC.


                             PERFORMANCE INFORMATION

      The Funds' performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The Funds' share price will fluctuate and shares, when redeemed, may be worth more or less than originally paid.


TOTAL RETURN CALCULATIONS

      Average annual total return quotes ("Standardized Return") used in the Funds' Performance Advertisements are calculated according to the following formula:

            P(1 + T)n   = ERV
where:      P           = a hypothetical initial payment of $1,000
            T           = average annual total return
            n           = number of years
           ERV          = ending redeemable value of a hypothetical
                          $1,000 payment made at the beginning of
                          that period


      Because each class of the Funds has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of each Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Funds' sales charge or Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.


      In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking each Fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the Funds' sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

      The Funds may advertise yield, where appropriate. Each Fund's yield is computed by dividing net investment income per share determined for a 30-day period ("Period") by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard:

YIELD + 2 [BRACKET][BRACKET] a - b [OVER] cd + 1[BRACKET]6[SUPERSCRIPT] - 1 [BRACKET]


            a    =   dividends and interest earned during the period
where:      b    =   net expenses accrued during the period
            c    =   the average daily number of fund shares outstanding during the period that would be entitled to receive dividends
            d    =   the maximum offering price per share on the last day of the period (NAV where applicable)


      In determining interest earned during the Period (variable "a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For the purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

      With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) a Fund accounts for gain or loss attributable to actual paydowns as an increase or decrease to interest income during the period and (2) a Fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.


OTHER INFORMATION

      From time to time each Fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices.

      The Funds may also quote rankings and ratings, and compare the return of the Funds with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market Fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual Funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The Funds may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters.

      The Funds may also compare their performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the Funds or their performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the Funds are not insured or guaranteed by the U.S. government, the value of Funds' shares will fluctuate and shares, when redeemed, may be worth more or less than originally paid. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on Funds' shares will vary.

      Each Fund's Performance Advertisements may reference the history of the Fund's Adviser and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The Funds may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The Funds may discuss the advantages of saving through tax-deferred retirement plans or accounts.


                          TAX-DEFERRED RETIREMENT PLANS


      As noted in the Funds' Prospectus, an investment in a Fund's shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.



INDIVIDUAL RETIREMENT ACCOUNTS - IRAS


      If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70-1/2 or thereafter. Nondeductible contributions may also be made to an "education IRA" or a "Roth IRA," distributions from which are not taxable under certain circumstances.

      An investment in a Fund's shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your Fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, when the distribution is rolled over into another qualified plan, or in certain other situations.


SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS


      Morgan Keegan will assist self-employed individuals to set up a retirement plan through which a Fund's shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.


SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS AND
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

      Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in Fund shares.


                             DIRECTORS AND OFFICERS

      The Funds' officers are responsible for the operation of the Funds under the direction of the Board of Directors. The officers and directors of the Funds and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are interested persons of the Funds as defined by the 1940 Act. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103, unless otherwise indicated.




Name                            Position with the Fund and Principal Occupation
                                During Past Five Years

Allen B. Morgan, Jr.*           President and Director.  Mr. Morgan is Chairman
Age 56                          and Chief Executive Officer and Executive
                                Managing Director of Morgan Keegan & Company,
                                Inc. He also is a Chairman of Morgan Keegan,
                                Inc., a Director of Morgan Asset Management,
                                Inc., and a Director of Catherine's Stores, Inc.

James D. Witherington, Jr.      Director.  Mr. Witherington is President of SSM
845 Crossover Lane              Corp. (management of venture capital funds).
Suite 140                       He also serves as a Director for several
Memphis, Tennessee 38117        private companies.
Age 49

Spence L. Wilson                Director.  Mr. Wilson is President of
1629 Winchester Road            Kemmons-Wilson, Inc. (private real estate
Memphis, Tennessee 38116        development).  He also is Chairman of Orange
Age 55                          Lake Country Club, Inc. and is a partner in
                                several Holiday Inn locations.

William F. Hughes, Jr.          Mr. Hughes is a Management Director of Morgan
Age 55                          Keegan & Company, Inc.  He also is President of
                                Morgan Asset Management, Inc.

Name                            Position with the Fund and Principal Occupation
                                During Past Five Years

William Jefferies Mann          Director.  Mr. Mann is Chairman and President
675 Oakleaf Office Lane         of Mann Investments, Inc. (hotel
Suite 100                       investments/consulting).  He also serves as a
Memphis, Tennessee  38117       Director for Heavy Machines, Inc.
Age 65

James Stillman R. McFadden      Director.  Mr. McFadden is Vice President of
845 Crossover Lane              Sterling Equities, Inc. (private equity
Suite 124                       financings).  He is also President and Director
Memphis, Tennessee  38117       of 1703, Inc. and a Director of Starr Printing
Age 41                          Co.

Joseph C. Weller*               Vice President, Treasurer & Assistant
Age 59                          Secretary.  Mr. Weller is Executive Vice
                                President and Chief Financial Officer and
                                Executive Managing Director of Morgan Keegan &
                                Company, Inc.  He also is a Director of Morgan
                                Asset Management, Inc.

Charles D. Maxwell*             Secretary and Assistant Treasurer. Mr. Maxwell
Age 44                          is a Managing Director and Assistant Treasurer
                                of Morgan Keegan & Co., Inc. and
                                Secretary/Treasurer of Morgan Asset Management,
                                Inc. He was formerly a senior manager with Ernst & Young (accountants) (1976-86).


Officers and directors of the Funds who are interested persons of the Funds receive no salary or fees from the Funds. Directors of the Funds who are not interested persons of the Funds will receive a fee of $1,000 and reimbursement for related expenses for each meeting of the Board of Directors attended by them. The Funds will pay each Director who is not an interested person of the Funds an annual retainer of $2,000, and a per meeting fee of $500 for each meeting of the Board attended, together with actual out-of-pocket expenses related to attendance at such meetings.


                               INVESTMENT ADVISER

      Morgan Asset Management, Inc., an affiliate of Morgan Keegan, serves as the Funds' investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement"). The Advisory Agreement became effective as of [____ _________]. The Advisory Agreement provides that, subject to overall supervision by the Board of Directors, the Adviser manages the investment and other affairs of the Funds. The Adviser is responsible for managing the Funds' portfolio securities and for making purchases and sales of portfolio securities consistent with the Funds' investment objective, policies and limitations described in the Prospectus and this SAI. The Adviser is obligated to furnish the Funds with office space as well as with executive and other personnel necessary for the operation of the Funds. In addition, the

Adviser is obligated to supply the Board of Directors and officers of the Funds with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of directors and officers of each Fund who are employees of the Adviser and/or its affiliates.

      The Funds bear separately all their other expenses which are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the Funds' shares; expenses of registering and qualifying Funds' shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to each Fund's shareholders; costs of stationery; costs of shareholders and other meetings of the Funds; compensation and expenses of the independent directors; and insurance covering each Fund and its respective officers and directors. The Funds are also liable for such nonrecurring expenses as may arise, including litigation to which the Funds may be party. The Funds also may have an obligation to indemnify its directors and officers with respect to any such litigation.

      The Intermediate Fund pays the Adviser a management fee at an annual rate of 0.40% of the Fund's average daily net assets. The High Income Fund pays the Adviser a management fee at an annual rate of 0.75% of the Fund's average daily net assets.

      The Advisory Agreement will remain in effect from year to year, provided such continuance is approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of each Fund. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the directors of the Funds who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The Advisory Agreement may be terminated by the Adviser or the Funds, without penalty, on 60 days' written notice to the other, and will terminate automatically in the event of its assignment.

      Under the Advisory Agreement, the Funds will have the non-exclusive right to use the name "Morgan Keegan" until the Agreement is terminated, or until the right is withdrawn in writing by the Adviser.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Under the Advisory Agreement, the Adviser is responsible for the execution of the Funds' portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The Funds may not always pay the lowest commission or spread available. Rather, the Funds also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing brokers facilities (including the services described below) and any risk assumed by the executing broker.

      The Adviser may give consideration to research, statistical and other services furnished by broker/dealers to the Adviser for its use, may place orders with broker/dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services clients other than the Funds. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services.

      From time to time the Funds may use Morgan Keegan as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the Funds to pay Morgan Keegan any commission for effecting a securities transaction for the Funds in excess of the usual and customary amount other broker/dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      The Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the Funds will generally deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers.

      The Funds may not buy securities from, or sell securities to, Morgan Keegan as principal. The Funds' Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

      Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the Funds except pursuant to the provisions of Rule lla2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the Funds on that exchange only if the Funds expressly consents by written contract. The Advisory Agreement expressly provides such consent in accordance with Rule lla2-2(T).

      Investment decisions for the Funds are made independently from those of other accounts advised by the Adviser. However, the same security may be held in the portfolios of more that one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

      Morgan Keegan personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders by all Morgan Keegan directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the code of ethics places restrictions on the timing of personal investing in relation to trades by the Funds.

                                   DISTRIBUTOR


      Morgan Keegan acts as distributor of the Funds' shares pursuant to an Underwriting Agreement between the Funds and Morgan Keegan dated ____________, 1999 ("Underwriting Agreement"). The shares of the Funds are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of each Fund's shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of each Fund's shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time, to investment brokers for sales of Fund shares.


      Each Fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (each a "Plan," collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Intermediate Fund, distribution and service fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares, and 0.60% for Class C shares of the Funds' average daily net assets attributable to shares of that class. Under the High Income Fund, distribution and service fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares and 0.75% for Class C shares of the Funds' average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

      Service fees and distribution fees paid by the Funds to Morgan Keegan under the Plans may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the Funds or non-interested director had a direct or indirect interest in the Plans or related agreements. The Funds benefits from the Plans by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

      The Plans were approved by the Initial Shareholder on January 13, 1999, and as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on November 16, 1998, including a majority of the directors who are not "interested persons" of the Funds, as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or the Underwriting Agreement (the "Qualified Directors").

      In approving the Plans, in accordance with the requirements of Rule 12b-1, the Board of Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing bond funds. The Board of Directors also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Board of Directors determined that there was a reasonable likelihood that the Plans would benefit each Fund and its shareholders. This determination was based, in part, on the belief that the Plans enable the Funds to have Morgan Keegan investment brokers available to promote and sell the Funds, thereby assisting the Funds to attract assets. Growth of assets is expected to benefit the Funds and the Adviser. The Funds are expected to benefit from the potential for economies of scale in their operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the Funds are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as Distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as Fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Board of Directors acknowledged, however, that there is no assurance that benefits to the Funds will be realized as a result of the Plans.

      The Plans may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of each Fund's outstanding voting securities of the applicable class. Termination of the Plans terminates any obligation of the Funds to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plans that would materially increase the service and distribution costs to the Funds requires shareholder approval; otherwise the Plans may be amended by the Directors, including a majority of the Qualified Directors, as described above.

      The Plans, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors of the Funds.

      Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the Funds pursuant to the Plan or any related agreement shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the Funds may rely on that rule only if the selection and nomination of the Fund's independent directors are committed to the discretion of such independent directors.

      The Underwriting Agreement was approved by vote of the Board of Directors and the Qualified Directors on November 16, 1998. The Underwriting Agreement is subject to the same provisions for annual renewal as the Plans. In addition, the Underwriting Agreement will terminate upon assignment or upon 60 days' notice from Morgan Keegan. Each Fund may terminate the Underwriting Agreement, without penalty, upon 60 days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of each Fund.


                        DESCRIPTION OF THE FUNDS' SHARES

      The Company is incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue one billion shares (1,000,000,000), par value of one tenth of one cent ($.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this SAI, the Directors have authorized two series of shares (Intermediate Bond Fund and High Income Fund) and the issuance of three classes of shares of each Fund, designated as Class A, Class C and Class I. Shares are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

      The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the distribution and service (12b-1) fees and transfer agency fee attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board of Directors and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

      Each class and each series will vote separately on matters pertaining only to that class or series, as the Board of Directors may determine. On all other matters, all classes and series shall vote together and every share, regardless of class or series, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

      Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Funds have no intention of holding annual meetings of shareholders. The Funds' shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of each Fund.


                           CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                     AND PORTFOLIO ACCOUNTING SERVICE AGENT


      Morgan Keegan & Company, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103, serves as the transfer and dividend disbursing agent of each Fund. For these services, Morgan Keegan receives from each Fund a fee of $4,000 per month, or $48,000 per year.

      Morgan Keegan also provides accounting services to each Fund. For these services, which include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services, Morgan Keegan receives from each Fund a fee of $1,500 per month, or $18,000 per year.


      The Funds reserve the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

      State Street Bank and Trust Company, National Association, 108 Myrtle Street, Quincy, Massachusetts, 02171, serves as the Funds' custodian.

                                  LEGAL COUNSEL

      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to each Fund and has passed upon certain matters in connection with this offering.


                          CERTIFIED PUBLIC ACCOUNTANTS


      KPMG LLP, Fifty North Front Street, Memphis, Tennessee 38103, are the Funds' independent certified public accountants. KPMG LLP, performs an audit of the Funds' financial statements and reviews the Funds' federal and state income tax returns.




                              FINANCIAL STATEMENTS


      Audited financial statements for the Fund and notes thereto, dated as of January 14, 1999, and the report of KPMG LLP, are attached to this SAI.

                                  INDEPENDENT AUDITORS' REPORT
                                  ----------------------------


The Board of Directors
Morgan Keegan Select Fund, Inc.:



We have audited the accompanying statements of net assets of Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (funds within Morgan Keegan Select Fund, Inc.) as of January 14, 1999. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit of a statement of net assets includes examining, on a test basis, evidence supporting the amounts and disclosures in that financial statement. Our procedures included confirmation of cash owned with the Funds' custodian. An audit of a statement of net assets also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (funds within Morgan Keegan Select Fund, Inc.) as of January 14, 1999, in conformity with generally accepted accounting principles.



                                                            KPMG LLP



January 14, 1999
Memphis, Tennessee

                       MORGAN KEEGAN SELECT FUND, INC.

                           Statements of Net Assets

                               January 14, 1999




                                                          MORGAN        MORGAN
                                                          KEEGAN        KEEGAN
                                                      INTERMEDIATE   HIGH INCOME
                                                        BOND FUND        FUND
                                                      ------------  ------------
Assets:
   Cash on deposit with custodian                      $    50,000        50,000
                                                      ------------  ------------
Total Assets                                                50,000        50,000
                                                      ------------  ------------
Net Assets:
   Net proceeds of capital stock, par value $.001 per
   share-authorized 1 billion shares; outstanding
   5,000;  5,000 shares,  respectively                      50,000        50,000

Shares outstanding and net asset value per share:

   Class A shares (based on net assets of $16,667 and
   $1,667 shares outstanding for each fund)            $        10            10

   Class C shares (based on net assets of $16,666 and
   $1,667 shares outstanding for each fund)            $        10            10

   Class I shares (based on net assets of $16,666 and
   $1,666 shares outstanding for each fund)            $        10            10






See accompanying notes to financial statements.

                         MORGAN KEEGAN SELECT FUND, INC.

                          Notes to Financial Statements

                                January 14, 1999



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (the "Funds") are separate diversified investment portfolios and series of capital stock of Morgan Keegan Select Fund, Inc., an open-end management investment company. The investment objectives of the Funds are as follows:

     o The objective of the Morgan Keegan Intermediate Bond Fund is total return (including capital appreciation and income) by investing in investment grade, fixed income debt securities. The Morgan Keegan Intermediate Bond Fund will invest at least 65% of total assets in investment grade, intermediate term maturity bonds with average effective maturities between 3 and 10 years.

     o The objective of the Morgan Keegan High Income Fund is total return (including capital appreciation and income) by investing in below investment grade, fixed income debt securities. The Morgan Keegan High Income Fund primarily invests in debt securities rated below investment grades by Standard and Poor's or Moody's rating agency.

     All organizational costs will be unconditionally absorbed by Morgan Asset Management, Inc.

     The inception of the Funds was January 13, 1999, and the commencement of operations is anticipated to be February 15, 1999.

(2)  MULTIPLE CLASS STRUCTURE AND PLAN OF DISTRIBUTION

     A multiple class structure has been adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, on behalf of each Fund. Each Fund offers three share classes: Class A, Class C and Class I. Class A shares are sold with an initial sales charge. Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge within the first year of purchase. Class I shares are sold without sales charges of any kind and are available only to certain retirement accounts and other special programs. The Class A and Class C shares at each Fund have a distribution plan pursuant to Rule 12b-1 under the Investment Company Act 1940, as amended.

                         MORGAN KEEGAN SELECT FUND, INC.



                          Notes to Financial Statements

                                January 14, 1999

(3)  PAYMENT TO RELATED PARTIES

     Morgan Asset Management, Inc. (the "Advisor") is the investment adviser for each Fund. Morgan Keegan and Company, Inc. acts as a distributor of each of the Fund's shares under a plan of distribution pursuant to Rule 12b-1. Investment advisory and management fees and 12b-1 distribution fees are based on a percentage of each Fund's average daily net assets value. The following chart represents sales charges and fees:


                                     MORGAN KEEGAN INTERMEDIATE BOND FUND

                                       CLASS A       CLASS C     CLASS I
                                       -------       -------     -------
          Initial Sales Charge:          2.00%         --          --

          Deferred Sales Charge:          --         1 .00%        --

          Investment Advisory Fee:       0.40%       0 40%       0 40%

          12b-1 Fees:                    0.25%       0.60%         --

                                   MORGAN KEEGAN HIGH INCOME FUND

                                       CLASS A       CLASS C    CLASS I
                                       -------       -------    -------
          Initial Sales Charge:          2.50%         --         --

          Deferred Sales Charge:         --          1.00%        --

          Investment Advisory Fee:       0.75%       0.75%       0.75%

          12b-1 Fees:                    0.25%       0.75%        --


     Morgan Keegan and Company, Inc. will also provide funds accounting services and transfer agent services for each Fund. The Advisor has agreed to waive its fee and to reimburse each Fund for its first twelve months of operations to the extent each Fund's annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceeds a specific level. The Advisor's fee waivers for each Fund as a percentage of net assets are as follows:

                                         CLASS A     CLASS C    CLASS I
                                         -------     -------    -------
        Morgan Keegan Intermediate Bond
        Fund                               0.90%      1.25%       0.65%

        Morgan Keegan High Income Fund     1.25%      1.75%       1.00%

                                 PART C  OTHER INFORMATION


23.   Exhibits:

      (a)         Articles of Incorporation 1/
                  (1)  Amendment to Articles of Incorporation dated January 12,
                    1999 (filed herewith)
      (b)         By-laws (filed herewith)
      (c)         Instruments Defining Rights of Security Holders
                  (1) Articles of Incorporation 1/
                  (2) Bylaws (filed herewith)
      (d)         Advisory Agreement (filed herewith)
      (e)         Underwriting Agreement (filed herewith)
      (f)         Bonus or Profit Sharing Contracts - none
      (g)         Custodian Agreement (to be filed)
      (h)         Other Material Contracts
                  (1)   Fund Accounting Services Agreement (filed herewith)
                  (2)   Transfer Agency and Service Agreement (filed herewith)
      (i)         Legal Opinion (filed herewith)
      (j)         Other Opinions
                  (1) Accountants' Consent (filed herewith)
      (k)         Omitted Financial Statements - not applicable
      (l)         Initial Capital Agreement (filed herewith)
      (m)         Distribution Plan pursuant to Rule 12b-1 (filed herewith)
      (n)         Financial Data Schedule - none
      (o)         Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)
1/ Incorporated by reference to Form N-1A, SEC File No. 333-66181, filed on October 27, 1998

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

Item 25.    INDEMNIFICATION


      Section Eleventh of the Articles of Incorporation of the Corporation states:

      Section 11.1. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

      Section 11.2. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) currently in effect or as it may hereafter be amended, the Corporation shall indemnify and advance expenses to its present and past directors, officers, or employees, and persons who are serving or have served at the request of the Corporation as a director, officer, employee, partner, trustee or agent, of or in similar capacities, for other entities. The Board of Directors may determine that the Corporation shall provide information or advance expenses to an agent.

      Section 11.3. Repeal or Modifications. No repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall repeal or narrow any limitation on (1) the liability of any director, officer or employee of the Corporation or (2) right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

      Section 10.01 of the Bylaws of the Corporation states:

      The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (the "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted.

      Paragraph 7 of the Advisory Agreement between the Corporation and Morgan Asset Management, Inc. states:

      A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

      B. No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

      Paragraphs 7 and 8 of the Underwriting Agreement between the Corporation and Morgan Keegan & Company, Inc. state:

      7.  The Fund  agrees to  indemnify, defend and hold the  Distributor,  its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

      Paragraph 3 of the Fund Accounting Service Agreement between Morgan Keegan & Company, Inc. and Morgan Keegan Select Fund, Inc. states:

          RESPONSIBILITY OF MORGAN KEEGAN & COMPANY, INC. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence or willful misconduct. Morgan Keegan shall be entitled to rely on and may act upon the reasonable advice of the Fund's auditors or of counsel (who may be counsel of the Fund) on all matters, and shall not be liable for any action reasonably taken or omitted pursuant to such advice.

      In addition, Morgan Keegan shall not be liable for any loss of data or any delay in its performance under this Agreement to the extent such loss or delay is due to causes beyond its control, including but not limited to: acts of God, interruption in, loss of or malfunction in power, significant computer hardware or systems software or telephone communication service; acts of civil or military authority; sabotage; war or civil commotion; fire; explosion; or strike beyond delivery of minimum critical services. Morgan Keegan shall use its best efforts to minimize any such loss or delay by all practical means and to replace any lost data promptly. Morgan Keegan agrees not to discriminate against the Fund in favor of any other customer of Morgan Keegan in making computer time and its personnel available to input and process the transactions hereunder when a loss or delay occurs.

      Paragraph 10 of the Transfer Agency and Service Agreement between the Corporation and Morgan Keegan & Company, Inc. states:

          RESPONSIBILITY OF MORGAN KEEGAN; LIMITATION OF LIABILITY. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but the Fund shall indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person (including a shareholder naming the Fund as a party) other than the Fund arising out of, or in connection with, Morgan Keegan's performance of its obligations hereunder, provided, that Morgan Keegan does not act with bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence.

The Fund shall also indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit (except to the extent contributed to by Morgan Keegan's bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence) resulting from the negligence of the Fund, or Morgan Keegan's acting upon any instructions reasonably believed by it to have been executed or communicated by any person duly authorized by the Fund, or as a result of Morgan Keegan's acting in reliance upon advice reasonably believed by Morgan Keegan to have been given by counsel for the Fund, or as a result of Morgan Keegan's acting in reliance upon any instrument reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

In no event shall Morgan Keegan be liable for indirect, special, or consequential damages (even if Morgan Keegan has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by this Agreement, including but not limited to lost profits, loss of use of the shareholder accounting system, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of the Fund's shareholders for such damage.


Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Morgan Asset Management, Inc., a Tennessee corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to its officers and directors is included in its Form ADV filed on May 26, 1998 with the Securities and Exchange Commission (registration number 801-27629) and is incorporated herein by reference.

Item 27.    PRINCIPAL UNDERWRITER

(a)   Bedford Money Market Fund
      Morgan Keegan Southern Capital Fund, Inc.

(b)   Morgan Keegan & Company, Inc.

Name and                      Positions and                 Positions and
Principal Business            Offices With                  Offices With
Address                       Underwriter                   Registrant
------------------            --------------                --------------

(Principal Business Address,
unless otherwise noted, is:
Morgan Keegan Tower
Fifty Front Street
Memphis, Tennessee 38103)

Allen B. Morgan, Jr.          Chairman and                     None
                              Chief Executive
                              Officer, Executive
                              Managing Director

Joseph C. Weller              Chief Financial                  None
                              Officer, Executive
                              Managing Director,
                              Executive Vice President,
                              Secretary and Treasurer

John W. Stokes, Jr.           Vice Chairman,                   None
                              Executive Managing
                              Director

Robert A. Baird               Executive                        None
                              Managing Director

Randolph C. Coley             Executive Managing               None
                              Director

G. Douglas Edwards            Executive Managing               None
                              Director

James H. Ganier               Executive Managing               None
                              Director

Stephen P. Laffey             Executive Managing               None
                              Director

Mark A. Lee                   Executive Managing               None
                              Director

Thomas V. Orr                 Executive Managing               None
                              Director

James A. Parish, Jr.          Executive Managing               None
                              Director

Allen B. Adler                Managing Director                None

Franklin P. Allen, III        Managing Director                None

Name and                      Positions and                 Positions and
Principal Business            Offices With                  Offices With
Address                       Underwriter                   Registrant
------------------            --------------                --------------

George Arras                  Managing Director                None

James M. Augustine            Managing Director                None

Joseph K. Ayers               Managing Director                None

Rodney D. Baber, Jr.          Managing Director                None

Richard G. Backus             Managing Director                None

George E. Bagwell             Managing Director                None

Woodley H. Bagwell            Managing Director                None

Charles E. Bailey             Managing Director                None

Milton Barber                 Managing Director                None

Joseph C. Barkley             Managing Director                None

Reginald E. Barnes            Managing Director                None

Glen E. Bascom                Managing Director                None

W. Preston Battle             Managing Director                None

Robert (Bob) D. Berry         Managing Director                None

Robert C. Berry               Managing Director                None

Cristan K. Blackman           Managing Director                None

John D. Brewer                Managing Director                None

Paul S. Burd                  Managing Director                None

John B. Carr, Jr.             Managing Director                None

Ted Cashion                   Managing Director                None

John C. Carson                Managing Director                None

Marshall Clark                Managing Director                None

William F. Clay               Managing Director                None

Robert E. L. Cope             Managing Director                None

Mark W. Crowl                 Managing Director                None

Brian W. Dalton               Managing Director                None

Harold L. Deaton              Managing Director                None

Name and                      Positions and                 Positions and
Principal Business            Offices With                  Offices With
Address                       Underwriter                   Registrant
------------------            --------------                --------------

William W. Deupree, Jr.       Managing Director                None

Ted B. Donaldson              Managing Director                None

Bob Dudley                    Managing Director                None

Richard H. Eckels             Managing Director                None

Richard S. Ferguson           Managing Director                None

Robert M. Fockler             Managing Director                None

Wilmer J. Freiberg            Managing Director                None

Graham D.S. Fulton            Managing Director                None

John H. Geary                 Managing Director                None

Robert D. Gooch, Jr.          Managing Director                None

James F. Gould                Managing Director                None

Terry C. Graves               Managing Director                None

Chip Grayson                  Managing Director                None

Gary W. Guinn                 Managing Director                None

David M. Guthrie              Managing Director                None

Jan L. Gwin                   Managing Director                None

Thomas M. Hahn                Managing Director                None

Thomas V. Harkins             Managing Director                None

Michael J. Harris             Managing Director                None

Haywood H. Henderson, Jr.     Managing Director                None

Roderick E. Hennek            Managing Director                None

Edwin L. Hoopes, III          Managing Director                None

R. Davis Howe                 Managing Director                None

William F. Hughes, Jr.        Managing Director                None

Joe R. Jennings               Managing Director                None

Robert Jetmundsen             Managing Director                None

Ramkrishna Kasargod           Managing Director                None

Peter R. Klyce                Managing Director                None

Name and                      Positions and                 Positions and
Principal Business            Offices With                  Offices With
Address                       Underwriter                   Registrant
------------------            --------------                --------------

Peter S. Knoop                Managing Director                None

W. Larry M. Knox, Jr.         Managing Director                None

E. Carl Krausnick, Jr.        Managing Director                None

Jim Ladyman                   Managing Director                None

Welling LaGrone               Managing Director                None

Benton G. Landers             Managing Director                None

William A. Langevin           Managing Director                None

William M. Lellyett, Jr.      Managing Director                None

Willard G. Logan, Jr.         Managing Director                None

Wiley H. Maiden               Managing Director                None

John H. Martin                Managing Director                None

William D. Mathis, III        Managing Director                None

Foxy Matthews                 Managing Director                None

Francis Maus                  Managing Director                None

Charles D. Maxwell            Managing Director                None

John W. Mayer                 Managing Director                None

Neal McAtee                   Managing Director                None

Harris McCraw                 Managing Director                None

Edward S. Michelson           Managing Director                None

George Rolfe Miller           Managing Director                None

Gary Mills                    Managing Director                None

David Montague                Managing Director                None

Robert M. Montague            Managing Director                None

K. Brooks Monypeny            Managing Director                None

John G. Moss                  Managing Director                None

Lewis A. Moyse                Managing Director                None

William G. Mueller            Managing Director                None

Name and                      Positions and                 Positions and
Principal Business            Offices With                  Offices With
Address                       Underwriter                   Registrant
------------------            --------------                --------------

Mortimer S. Neblett           Managing Director                None

Philip Nichols                Managing Director                None

Michael O'Keefe               Managing Director                None

Jack A. Paratore              Managing Director                None

William T. (Dale)             Managing Director                None
   Patterson

Chris Perkins                 Managing Director                None

Minor Perkins                 Managing Director                None

Logan Phillips                Managing Director                None

L. Jackson Powell             Managing Director                None

S. Mark Powell                Managing Director                None

Richard L. Preis              Managing Director                None

C. David Ramsey               Managing Director                None

Hedi H. Reynolds              Managing Director                None

R. Michael Ricketts           Managing Director                None

Donna Richardson              Managing Director                None

Thomas E. Robinson, Sr.       Managing Director                None

Darien Roche                  Managing Director                None

Kenneth L. Rowland            Managing Director                None

W. Wendell Sanders            Managing Director                None

E. Elkan Scheidt              Managing Director                None

Ronald J. Schuberth           Managing Director                None

Lynn T. Shaw                  Managing Director                None

Fred B. Smith                 Managing Director                None

Richard J. Smith              Managing Director                None

Robert L. Snider              Managing Director                None

Rick Spell                    Managing Director                None

John B. Snowden, IV           Managing Director                None

Name and                      Positions and                 Positions and
Principal Business            Offices With                  Offices With
Address                       Underwriter                   Registrant
------------------            --------------                --------------

Thomas A. Snyder              Managing Director                None

John W. (Jack) Stokes, III    Managing Director                None

John B. Strange               Managing Director                None

James M. Tait, III            Managing Director                None

Crosby Taylor                 Managing Director                None

Phillip C. Taylor             Managing Director                None

John D. Threadgill            Managing Director                None

P. Gibbs Vestal               Managing Director                None

Edmund J. Wall                Managing Director                None

W. Charles Warner             Managing Director                None

Richard E. Watson             Managing Director                None

Patrick J. Weber              Managing Director                None

Craig T. Weichmann            Managing Director                None

John Wilson                   Managing Director                None

J. William Wyker              Managing Director                None

John J. Zollinger, III        Managing Director                None

(c)   None


Item 28.    LOCATION OF ACCOUNTS AND RECORDS

      The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's adviser, Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103. All other accounts, books and other documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and portfolio accounting service provider, Morgan Keegan & Co., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103.

Item 29.    MANAGEMENT SERVICES

      Not applicable

Item 30.    UNDERTAKINGS - NONE

                                   SIGNATURES

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Morgan Keegan Select Fund, Inc. has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 19th day of January, 1999.

                         MORGAN KEEGAN SELECT FUND, INC.


                          By: /s/ Allen B. Morgan, Jr.
                              -----------------------------
                              Allen B. Morgan, Jr., President


      Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature                              Title                        Date
---------                              -----                        ----

/s/ Allen B. Morgan, Jr.           Director and President      January 19, 1999
------------------------           (Chief Executive
Allen B. Morgan, Jr.               Officer)


/s/ Joseph C. Weller               Vice President and          January 19, 1999
--------------------               Treasurer (Chief
Joseph C. Weller                   Financial Officer)


/s/ James D. Witherington, Jr.     Director                    January 19, 1999
------------------------------
James D. Witherington, Jr.


/s/ Spence L. Wilson               Director                    January 19, 1999
------------------------
Spence L. Wilson


/s/ William Hughes, Jr.            Director                    January 19, 1999
-----------------------
William Hughes, Jr.


/s/ William Jefferies Mann         Director                    January 19, 1999
--------------------------
William Jefferies Mann


/s/ James Stillman R. Mcfadden     Director                    January 19, 1999
------------------------------
James Stillman R. Mcfadden

                              MORGAN KEEGAN SELECT FUND, INC.

                                       Exhibit Index



      (a)         Articles of Incorporation 1/
                  (1)   Amendment to Articles of Incorporation dated January 12,
                    1999 (filed herewith)
      (b)         By-laws (filed herewith)
      (c)         Instruments Defining Rights of Security Holders
                  (1)   Articles of Incorporation 1/
                  (2)   Bylaws (filed herewith)
      (d)         Advisory Agreement (filed herewith)
      (e)         Underwriting Agreement (filed herewith)
      (f)         Bonus or Profit Sharing Contracts - none
      (g)         Custodian Agreement (to be filed)
      (h)         Other Material Contracts
                  (1)   Fund Accounting Services Agreement (filed herewith)
                  (2)   Transfer Agency and Services Agreement (filed herewith)
      (i)         Legal Opinion (filed herewith)
      (j)         Other Opinions
                  (1) Accountants' Consent (filed herewith)
      (k) Omitted Financial Statements - not applicable
      (l) Initial Capital Agreement (filed herewith)
      (m) Distribution Plan pursuant to Rule 12b-1 (filed herewith)
      (n) Financial Data Schedule - none
      (o) Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)


1/    Incorporated by reference to Form N-1A, SEC File No. 333-66181, filed on
October 27, 1998